Vanguard Emerging Markets Stock Index Fund
Vanguard European Stock Index Fund
Vanguard Pacific Stock Index Fund

Supplement to the Prospectus Dated April 30, 2012

Each Fund’s income dividend distribution frequency recently changed from annual to quarterly.

The first quarterly dividend payment will be made in September 2012 and will include income earned during the first through third calendar quarters.
The fourth-quarter payment will be made in December 2012.

© 2012 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.	PS DIVB 052012